EXHIBIT 10.1
FIRST AMENDMENT AND WAIVER
TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT AND WAIVER, dated as of May 18, 2011 (“First Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 25, 2010, as amended and restated as of December 28, 2010 and as further amended and restated as of March 17, 2011 (as further amended, restated, supplemented or otherwise modified, the “Credit Agreement”), among BIOSCRIP, INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors (as defined therein) party thereto, the lenders from time to time party thereto (the “Lenders”), HEALTHCARE FINANCE GROUP, LLC, as administrative agent for the Lenders, as collateral agent for the Secured Parties (as defined therein) (in such capacities, the “Agent”) and as collateral manager, the Issuing Lender (as defined therein) and certain other parties thereto.  Unless otherwise defined herein, terms in the Credit Agreement are used herein as therein defined.

The Borrower has requested that the Lenders and the Agent (i) amend certain of the reporting requirements of the Borrower set forth in the Credit Agreement and (ii) waive certain prior non-compliance relating to such reporting requirements, and the Lenders and the Agent have agreed to such amendments and waivers, on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

SECTION 1.            AMENDMENTS TO CREDIT AGREEMENT.

1.1.            Effective as of the Effective Date (as defined below), Section 5.01(c) of the Credit Agreement is amended by adding the following parenthetical immediately following the phrase “Within 30 days after the end of each month” in the first line thereof : “(other than the end of a month that is also a fiscal quarter end or fiscal year end of the Borrower)”.

SECTION 2.            WAIVER.

2.1.            Effective as of the Effective Date, the Borrower’s failure to timely deliver (a) the monthly financial statements for the months ended December 31, 2010 and March 31, 2011 under Section 5.01(c) of the Credit Agreement (as in effect as of such times) and (b) the Compliance Certificates required to be delivered with respect to such financial statements under Section 5.01(d)(i) of the Credit Agreement, and any Defaults and Events of Default solely related to such failures, are hereby waived.

SECTION 3. CONDITIONS PRECEDENT

3.1. Effective Date of this First Amendment.  This First Amendment shall become effective as of the date (the “Effective Date”) and at such time when the Agent shall have received fully executed counterparts of this First Amendment from the Borrower, the Subsidiary Guarantors and the Required Lenders.

SECTION 4.            MISCELLANEOUS

4.1. The Borrower and each Subsidiary Guarantor hereby certifies, represents and warrants that, after giving effect to this First Amendment, (i) each of the representations and warranties made by the Borrower and the Subsidiary Guarantors in the Credit Agreement or in any other Loan Document are true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date), (ii) no Default or Event of Default has occurred or is continuing, (iii) each of the Borrower and the Subsidiary Guarantors has requisite power and authority to execute and deliver this First Amendment, (iv) this First Amendment has been duly executed and delivered by each of the Borrower and the Subsidiary Guarantors and constitutes,  a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (v) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect.

4.2. The terms “Agreement”, “hereof”, “herein” and similar terms as used in the Credit Agreement and each reference in the other Loan Documents to “the Credit Agreement” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and refer to, from and after the effectiveness of this First Amendment, the Credit Agreement as amended by this First Amendment, and as it may in the future be amended, restated, modified or supplemented from time to time in accordance with its terms.

4.3.            Except as specifically agreed herein, nothing herein shall be deemed to be an amendment or waiver of any covenant or agreement contained in the Credit Agreement or any other Loan Document and each of the parties hereto agrees that all of the covenants and agreements and other provisions contained in the Credit Agreement and the other Loan Documents, as amended, waived or otherwise modified hereof, are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms from and after the date of this First Amendment.

4.4.            Each Subsidiary Guarantor hereby ratifies its guarantee of the Guaranteed Obligations pursuant to the Guarantees and each of the Borrower and each Subsidiary Guarantor hereby ratifies its grant of a security interest in the Collateral in favor of the Agent made under the Loan Documents.

4.5.            This First Amendment shall constitute a Loan Document under the Credit Agreement.

4.6. THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

4.7.            The captions used herein are for convenience of reference only, are not part of this First Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Amendment.

4.8.            Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.9. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this First Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this First Amendment.

4.10.            The Loan Parties agree, jointly and severally, to pay, promptly upon demand all reasonable costs and expenses incurred by the Agent, including the reasonable fees, charges and disbursements of Advisors for the Agent, in connection with the preparation, negotiation, execution and delivery of this First Amendment.

IN WITNESS WHEREOF, the Loan Parties have caused this First Amendment to be duly executed by their respective Responsible Officers and the other parties hereby by their authorized signatories as of the day and year first above written.

BIOSCRIP, INC., as Borrower

By: /s/ Barry A. Posner
Name: Barry A. Posner
Title: Executive Vice President, Secretary and General Counsel

EACH SUBSIDIARY GUARANTOR SET
FORTH ON ANNEX A

By: /s/ Barry A. Posner
Name: Barry A. Posner
Title: Executive Vice President, Secretary and General Counsel

HEALTHCARE FINANCE GROUP, LLC,
as Sole Lead Arranger, Administrative Agent, Collateral Agent and Collateral Manager

By: /s/ David F. Hyams
Name: David F. Hyams
Title: Chief Credit Officer

HFG HEALTHCO-4 LLC,
as a Lender and as Swingline Lender

By: Master Healthco, LLC, its member

By: /s/ David F. Hyams
Name: David F. Hyams
Title: Chief Credit Officer

WELLS FARGO CAPITAL FINANCE, LLC,
as a Lender, Documentation Agent and as Issuing Bank

By: /s/ Dennis King
Name: Dennis King
Title: Vice President

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By: /s/ Anthony Casciano
Name: Anthony Casciano
Title: Senior Vice President

By: /s/ David Kantes
Name: David Kantes
Title: Senior Vice President and Chief Risk Officer

GE CAPITAL FINANCIAL INC., as a Lender

By: /s/ Jeffrey Thomas
Name: Jeffrey Thomas
Title: Duly Authorized Signatory

Annex A

Subsidiary Guarantors

BioScrip Infusion Services, Inc.
Chronimed, LLC
BioScrip Pharmacy, Inc.
Bradhurst Specialty Pharmacy, Inc.
BioScrip Pharmacy (NY), Inc.
BioScrip PBM Services, LLC
Natural Living, Inc.
BioScrip Infusion Services, LLC
BioScrip Nursing Services, LLC
BioScrip Infusion Management, LLC
BioScrip Pharmacy Services, Inc.
CHS Holdings, Inc.
Critical Homecare Solutions, Inc.
Applied Health Care, LLC
Cedar Creek Home Health Care Agency, Inc.
Deaconess Enterprises, LLC
Deaconess HomeCare, LLC
East Goshen Pharmacy, Inc.
Elk Valley Health Services, Inc.
Elk Valley Home Health Care Agency, Inc.
Elk Valley Professional Affiliates, Inc.
Gericare, Inc.
Infusion Partners, LLC
Infusion Partners of Brunswick, LLC
Infusion Partners of Melbourne, LLC
Infusion Solutions, Inc.
Knoxville Home Therapies, LLC
National Health Infusion, Inc.
New England Home Therapies, Inc.
Option Health, Ltd.
Professional Home Care Services, Inc.
Regional Ambulatory Diagnostics, Inc.
Scott-Wilson, Inc.
South Mississippi Home Health, Inc.
South Mississippi Home Health, Inc. – Region I
South Mississippi Home Health, Inc. – Region II
South Mississippi Home Health, Inc. – Region III
Specialty Pharma, Inc.
Wilcox Medical, Inc.